UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2013 (April 11, 2013)

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33089 (Commission File Number)	82-0572194 (I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor New York, New York 10017 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2013, Mr. Kiran Karnik, a member of the Board of Directors (the “Board”) of ExlService Holdings, Inc. (the “Company”), notified the Chairman of the Board, Mr. Vikram Talwar, of his decision not to stand for re-election to the Board at the annual meeting of stockholders in June 2013.   Mr. Karnik served on the Compensation Committee and the Nominating and Governance Committee.

On April 16, 2013, the Company issued a press release regarding the information set forth above. A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: April 16, 2013	By:	/s/ Amit Shashank
	Name:	Amit Shashank
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

The following exhibit is being filed as part of this Current Report on Form 8-K:

99.1	Press Release, dated April 16, 2013